UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of report (Date of earliest event reported): May 5, 2003

                               VICAL INCORPORATED
               (Exact Name of Registrant as Specified in Charter)

       Delaware                    005-42755                    99-0948554
(State or Jurisdiction      (Commission File Number)         (I.R.S. Employer
   of Incorporation)                                        Identification No.)

       10390 Pacific Center Court
          San Diego, California                                 92121-4340
(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (858) 646-1100

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit
Number             Description
------             -----------
99.1               Press Release issued by Vical Incorporated on May 5, 2003

ITEM 9. REGULATION FD DISCLOSURE.

On May 5, 2003, Vical Incorporated issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is filed as Exhibit 99.1 to this Current Report.

The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

The information in this Current Report, and the exhibit attached hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VICAL INCORPORATED

Date: May 5, 2003                   By: /s/ Martha J. Demski
                                        ---------------------------------------
                                        Martha J. Demski
                                        Vice President, Chief Financial Officer,
                                        Treasurer and Secretary

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Exhibit Index

Exhibit
Number          Description
------          -----------
99.1            Press Release issued by Vical Incorporated on May 5, 2003